WILLIAM BLAIR FUNDS

SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2021, AS REVISED AND SUPPLEMENTED

Effective January 24, 2022, the information below replaces similar disclosure in the Prospectus under “William Blair Emerging Markets Leaders Fund – Summary – Management.”

Portfolio Manager(s). Todd M. McClone, a Partner of the Adviser, Kenneth J. McAtamney, a Partner of the Adviser, and Hugo Scott-Gall, CFA, a Partner of the Adviser, co-manage the Fund. Mr. McClone has co-managed the Fund since its inception in 2008. Mr. McAtamney and Mr. Scott-Gall have co-managed the Fund since 2022.

Effective January 24, 2022, the information below replaces similar disclosure in the Prospectus under “William Blair International Growth Fund – Summary – Management.”

Portfolio Manager(s). Simon Fennell, a Partner of the Adviser, Kenneth J. McAtamney, a Partner of the Adviser, and Andrew Siepker, CFA, a Partner of the Adviser, co-manage the Fund. Mr. Fennell has co-managed the Fund since 2013. Mr. McAtamney has co-managed the Fund since 2017. Mr. Siepker has co-managed the Fund since 2022.

Effective January 24, 2022, the information below replaces similar disclosure in the Prospectus under “William Blair Institutional International Growth Fund – Summary – Management.”

Portfolio Manager(s). Simon Fennell, a Partner of the Adviser, Kenneth J. McAtamney, a Partner of the Adviser, and Andrew Siepker, CFA, a Partner of the Adviser, co-manage the Fund. Mr. Fennell has co-managed the Fund since 2013. Mr. McAtamney has co-managed the Fund since 2017. Mr. Siepker has co-managed the Fund since 2022.

Effective as of January 24, 2022 corresponding changes are made under “Management of the Funds – Portfolio Management.”

Effective January 24, 2022, the information below supplements similar disclosure in the Prospectus under “Management of the Funds – Portfolio Management.”

Kenneth J. McAtamney, a Partner of William Blair Investment Management, LLC, has co-managed the Global Leaders Fund since 2008, the International Leaders Fund since its inception in 2012, the International Growth Fund since 2017, the Institutional International Growth Fund since 2017 and the Emerging Markets Leaders Fund since 2022 along with associated separate account and commingled fund portfolios. He joined William Blair in 2005 as an international stock analyst. From 1997 to 2005, he was with Goldman Sachs in various capacities, including as a Vice President representing both International and Domestic Equities. Education: B.A., Finance, Michigan State University; M.B.A., Indiana University.

Hugo Scott-Gall, a Partner of William Blair Investment Management, LLC, has co-managed the Global Leaders Fund since 2021 and the Emerging Markets Leaders Fund since 2022 along with associated separate account and commingled fund portfolios. He also serves as co-director of research for the global equity team. He is also a thematic strategist. He is responsible for researching longer-term trends affecting corporate performance and developing systematic solutions for broad investment challenges. Before joining William Blair in 2018, Hugo was a managing director and head of the thematic research team at Goldman Sachs that investigated thematic changes, analyzed their effects across industries, and sought to identify long-term structurally advantaged companies. He produced Fortnightly Thoughts, a publication offering thematic insights, and GS Sustain, a long-term-focused publication that sought to identify best-in-breed companies. He also oversaw GS Dataworks, a team that used alternative data to augment fundamental research. Before his move into thematic research, Hugo was an equity research analyst covering European transportation companies. Before Goldman Sachs, he was an equity research analyst at Fidelity Investments.

Andrew Siepker, CFA, Partner, has co-managed the International Growth Fund and the Institutional International Growth Fund since 2022 along with associated separate account and commingled fund portfolios. Mr. Siepker is also a global equity research analyst covering industrial companies. Previously, he was a research analyst conducting non-U.S. consumer research and worked on William Blair’s sell-side as a research associate focused on e-commerce and hardline retailers. Before joining William Blair in 2006, Andy was a financial analyst in a finance training program at First Data Corporation. He is a member of the CFA Institute and the CFA Society Chicago. Andrew received a B.S. in Finance, with high distinction, from the University of Nebraska.

Dated: January 24, 2022

WILLIAM BLAIR FUNDS

150 North Riverside Plaza

Chicago, Illinois 60606

Please retain this supplement with your Prospectus for future reference.